                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 1998


                            ALLIANT TECHSYSTEMS INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                    1-10582            41-16726904
    (State or other jurisdiction of       (Commission        (I.R.S. Employer
    incorporation or organization)        File Number      Identification No.)


                   600 SECOND STREET N.E.
                     HOPKINS, MINNESOTA                       55343-8384
            (Address of principal executive office)            (Zip Code)


       Registrant's telephone number, including area code: (612) 931-6000


                                 NOT APPLICABLE
               (Former name, former address and former fiscal year
                          if changed from last report)
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Item 5.  Other Events.

     On November 24, 1998, the registrant issued a news release, the text of which is attached hereto as Exhibit 99, announcing that Paul David Miller has been named its Chairman of the Board and Chief Executive Officer, effective January 1, 1999.

Item 7.  Financial Statements and Exhibits.

         (a) None.
         (b) None.
         (c) Exhibits.

             Exhibit No.         Description of Exhibit
             -----------         ----------------------
                99               Text of news release dated November 24, 1998


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ALLIANT TECHSYSTEMS INC.


Date: November 25, 1998
                                     By:   /s/ Charles H. Gauck
                                           -------------------------
                                     Name: Charles H. Gauck
                                     Title: Secretary
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                            ALLIANT TECHSYSTEMS INC.

                                    FORM 8-K

                                  EXHIBIT INDEX

The following exhibits are filed herewith electronically or incorporated herein by reference. The applicable Securities and Exchange Commission File Number is 1-10582.

Exhibit
Number         Description of Exhibit     Method of Filing
------         ----------------------     ----------------

   99          Text of news release       Filed herewith electronically
               dated November 24, 1998